UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

February 11, 2022

Date of Report (Date of earliest event reported)

Equillium, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38692	82-1554746
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2223 Avenida de la Playa
Suite 105
La Jolla, California	92037
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 806-1074

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	EQ	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On February 14, 2022, Equillium, Inc., a Delaware corporation (the “Company”), Project JetFuel Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), Bioniz Therapeutics, Inc., a Delaware corporation (“Bioniz”), and Kevin Green, solely in his capacity as representative of the securityholders of Bioniz (the “Securityholders’ Representative”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). Concurrently with the execution of the Merger Agreement, Merger Sub merged with and into Bioniz (the “Merger”) whereupon the separate corporate existence of Merger Sub ceased, with Bioniz continuing as the surviving corporation of the Merger as a wholly owned subsidiary of the Company.

As consideration for the Merger, the Company (a) issued an aggregate of 5,699,492 shares of the Company’s common stock (“Merger Shares”), and (b) agreed to make contingent payments up to an aggregate of $57.5 million based on the achievement of certain regulatory events for the Bioniz product candidates BNZ-1, BNZ-2, and BNZ-3 commencing on first U.S. approval, and up to an aggregate of $250 million based on the achievement of certain commercialization events for product candidate BNZ-1 as set forth in the Merger Agreement. The closing issuance of Merger Shares may be adjusted after the closing, pursuant to procedures set forth in the Merger Agreement, in connection with the finalization of transaction expenses, debt, net exercise taxes and working capital amounts at closing.

Each stock option of Bioniz (“Options”) that was outstanding and unexercised immediately prior to the effective time of the Merger (the “Effective Time”) was cancelled as of the Effective Time and represents a right to receive consideration as if the Options had been exercised prior to the Effective Time. Any amount payable to the holder of cancelled Options will be less the applicable exercise price and any applicable tax withholding.

The Merger Agreement contains customary representations, warranties and covenants and indemnification provisions. The Company has no affirmative diligence obligations with respect to further development and commercialization of Bioniz’s product candidates.

The Merger Shares are not being registered under the Securities Act of 1933, as amended (the “Securities Act”), and are being offered pursuant to the exemption provided in Section 4(a)(2) under the Securities Act.

The foregoing descriptions of the Merger Agreement is qualified in their entirety by reference to the full text of the Merger Agreement, a copy of which is filed, with confidential terms redacted, as Exhibit 2.1 hereto and is incorporated herein by reference.

The Merger Agreement has been attached to provide investors and stockholders with information regarding its terms. It is not intended to provide any other factual information about the Company, Bioniz or Merger Sub. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement have been made solely for the benefit of the parties to the Merger Agreement and are qualified by information in confidential disclosure schedules provided by Bioniz in connection with the signing of the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between the Company and Bioniz rather than establishing matters as facts. Accordingly, the representations and warranties in the Merger Agreement should not be relied upon as characterizations of the actual state of facts about the Company or Bioniz.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02.	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 7.01	Regulation FD Disclosure.

On February 16, 2022, the Company will present in a video conference with stockholders and analysts a corporate presentation regarding the combined platforms of the Company and Bioniz. A copy of the corporate presentation is attached as Exhibit 99.2 to this Current Report on Form 8-K.

The information set forth in this Item 7.01 and in the corporate presentation attached hereto as Exhibit 99.2, is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information set forth in this Item 7.01, including Exhibit 99.2, shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, except to the extent that the Company specifically incorporates it by reference.

Item 8.01.	Other Events

On February 14, 2022, the Company issued a press release regarding the matters described in Item 1.01 of this Current Report on Form 8-K. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On February 11, 2022, it was determined that Dolca Thomas, M.D. would cease serving as the Company’s Executive Vice President of Research & Development and Chief Medical Officer and separate from the Company effective as of February 25, 2022.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

The Company may, if required, file Bioniz’s financial statements for the periods required under Rule 8-04(b) Regulation S-X by amendment to this Current Report on From 8-K no later than 71 calendar days after the date that this Current Report on Form 8-K is required to be filed.

(b)	Pro Forma Financial Information.

The Company may, if required, file the pro forma financial information required by Item 9.01(b) of this Current Report on From 8-K no later than 71 calendar days after the date that this Current Report on Form 8-K is required to be filed.

(d)	Exhibits

Exhibit No.	Description

2.1*+	Agreement and Plan of Merger, dated February 14, 2022, by and among the Company, Bioniz, Merger Sub and Kevin Green, solely in his capacity as Securityholders’ Representative.

99.1	Press Release dated February 16, 2022.

99.2	Corporate Presentation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Schedules and exhibits to the Agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission upon request.

+	Certain portions of this exhibit are omitted because they are not material and would likely cause competitive harm to the Company if publicly disclosed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Equillium, Inc.

Dated: February 16, 2022

	By:	/s/ Bruce Steel
Bruce Steel
Chief Executive Officer